Exhibit 10.31

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CASH MANAGEMENT AND TREASURY SERVICES AGREEMENT

This Cash Management and Treasury Services Agreement (“Agreement”), effective as of April, 2013 (the “Effective Date”) is entered into by and between Blackhawk Network Holdings, Inc., a Delaware corporation (“Blackhawk”), and Safeway Inc., a Delaware corporation (“Safeway,” with each of Blackhawk and Safeway, a “Party” and together, the “Parties”), for the benefit of the Parties’ operating subsidiaries in the United States and Canada.

WHEREAS, Safeway and Blackhawk currently contemplate that Blackhawk will make an initial public offering (an “IPO”) pursuant to a Registration Statement on Form S-1 submitted to the Securities and Exchange Commission under the Securities Act of 1933, as amended; and

WHEREAS, the Parties intend in this Agreement to set forth certain terms and conditions of the cash management and credit services provided to Blackhawk by Safeway, which services include, among others:

(i) Management of cash balances that Blackhawk has designated to be in excess of its immediate working capital or any other operating requirements, including the maintenance of adequate cash reserves, which use of such funds will include investments by Safeway on behalf of Blackhawk or borrowings to meet Safeway’s short-term funding requirements;

(ii) Lending Blackhawk funds to meet its short-term working capital requirements; and

(iii) Providing certain guarantees of bank and trade liabilities of Blackhawk.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the Parties and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties agree as follows intending to be legally bound:

1. Definitions.

1.1 “ACH” shall have the meaning set forth in Section 2.3 of this Agreement.

1.2 “Agreement” means this Cash Management and Treasury Services Agreement as the same may be amended from time to time in accordance with the provisions hereof.

1.3 “Blackhawk” shall have the meaning set forth in the preamble of this Agreement.

1.4 “Dispute” has the meaning set forth in Section 8.1 of this Agreement.

1.5 “Dispute Resolution Commencement Date” has the meaning set forth in Section 8.1 of this Agreement.

1.6 “Effective Date” shall have the meaning set forth in the preamble of this Agreement.

1.7 “Excess Cash” shall have the meaning set forth in Section 2.3 of this Agreement.

1.8 “Governmental Approvals” means any notices, reports or other filings to be made, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

1.9 “Governmental Authority” means any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental body.

1.10 “Investment Grade” means a corporate rating of: (i) Baa3 or better by Moody’s, (ii) BBB- or better by Standard & Poor’s or (iii) BBB- or better by Fitch.

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1.11 “IPO” shall have the meaning set forth in the preamble of this Agreement.

1.12 “IPO Date” means the date of the closing of the IPO.

1.13 “Load Value” means the total dollar amount of value loaded onto any of Blackhawk (or its subsidiaries’) prepaid products.

1.14 “Party” or “Parties” shall have the meaning set forth in the preamble of this Agreement.

1.15 “Safeway” shall have the meaning set forth in the preamble of this Agreement.

1.16 “Subsidiary” of any Party means a corporation, limited liability company, joint venture, partnership, trust, association or other entity in which such Party: (1) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (A) the total combined voting power of all classes of voting securities of such entity, (B) the total combined equity interests, or (C) the capital or profits interest, in the case of a partnership; or (2) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

1.17 “TSA” shall have the meaning set forth in Section 12 of this Agreement.

2. Management of Excess Cash Balances.

2.1 Safeway may borrow all or any portion of Excess Cash (as calculated pursuant to Section 2.3) from Blackhawk’s primary United States and Canada operating accounts on each Business Day to meet its short-term funding requirements. Any such amounts advanced to Safeway by Blackhawk’s subsidiary Blackhawk Network, Inc. (“BHN AZ”) will be made under the terms of the Unsecured Demand Promissory Note attached hereto as Exhibit A; and any such amounts advanced to Canada Safeway Ltd. (“Safeway CND”) by Blackhawk’s subsidiary Blackhawk Network (Canada) Ltd. (“BHN CND”) will be made under the terms of the Unsecured Demand Promissory Note attached hereto as Exhibit B. For purposes hereof, the term “Business Day” shall mean each day, other than Saturdays, during which national banks are open for business in the U.S. or Canada as applicable.

2.2 In the event that Safeway does not borrow, in accordance with Section 2.1, any portion of the Excess Cash, Safeway will place all of the remaining Excess Cash (as calculated pursuant to Section 2.3) in securities or deposits held in Blackhawk’s name. Safeway will assist Blackhawk as needed to invest the unborrowed Excess Cash in accordance with Blackhawk’s Investment Policy, the present form of which is attached hereto as Exhibit C and which may be further amended by Blackhawk for purposes of future investments by Safeway upon thirty (30) days prior written notice. Blackhawk will receive the actual interest or other investment earnings from such investments.

Safeway is authorized and directed to, and shall, open and maintain one or more custody accounts (collectively, the “Account”) in Blackhawk’s name, or at Blackhawk’s request with Safeway’s approval (which may be withheld in Safeway’s sole discretion), in the name(s) of third parties. Safeway may accept for safekeeping and for credit to the Account, in accordance with the terms hereof, all or such portion of the Excess Cash as Safeway may, in its discretion, determine, and any other securities or investments selected by Blackhawk that are acceptable to Safeway (“Securities”), and all interest, dividends, payments and other distributions thereon (collectively, “Distributions”), which shall from time to time be received by Safeway for deposit in the Account (Cash, Securities and Distributions are collectively referred to herein as “Property”). Safeway is authorized to, and shall, in accordance with Blackhawk’s Investment Policy, (i) deposit Cash in deposit accounts and/or money market mutual funds, (ii) withdraw funds from deposit accounts and/or money market accounts, (iii) exchange, transfer or otherwise dispose of any Property in the Account. Payment for the purchase of shares of money market mutual funds and Securities may be made by debiting the Account.

Safeway is authorized to endorse, on behalf of Blackhawk and itself, Property, and to make, execute, acknowledge and deliver any and all documents or instruments (including but not limited to all declarations,

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affidavits and certificates of ownership) that may be necessary or proper to effectuate the powers and authority granted herein.

All transactions will be subject to all applicable laws, rules, regulations, interpretations, rulings, directives, customs, practices and usages of the exchange or market and its clearing house, if any, where executed by Safeway, its affiliates or agents, and all applicable laws, rules, regulations, interpretations, rulings, and directives of any governmental or regulatory authority, including without limitation any banking, securities, anti-money laundering, terrorist financing and suspicious activities laws as amended from time to time (collectively, “Applicable Laws”).

2.3 No later than 8:00AM Pacific time on each Business Day, Safeway, in accordance with this Section 2.3, will determine the amount, if any, of Excess Cash. “Excess Cash” will be calculated as the beginning collected funds in the U.S. operating bank accounts of BHN AZ and the Canada operating bank accounts of BHN CDN, as adjusted by (i) subtracting the amount of disbursements scheduled to clear that day per Blackhawk’s disbursements bank reporting, (ii) adding or subtracting, as applicable, the confirmed incoming or outgoing wire transfers, (iii) adding or subtracting the net incoming or outgoing Automated Clearinghouse (“ACH”) credits and debits scheduled to clear on such day, respectively, (iv) subtracting the amount required to be transferred to banks for the redemption of prepaid cards that are program-managed or issued by either BHN AZ or BHN CA, except to the extent that such amounts are included in either (i), (ii) or (iii) above, and (v) subtracting a cash reserve amount to remain in Blackhawk’s operating accounts that is equal to the lesser of (a) 50% of the U.S. Load Value, as calculated by Blackhawk and reported to Safeway, for the preceding fiscal week or (b) $30 million; except during the month of December when such amount will be equal to the lesser of (c) 50% of the U.S. Load Value for the preceding fiscal week or (b) $50 million, provided, however, that if Safeway does not receive such report on or before 2:00 P.M. on Monday (or if Monday is not a Business Day, the next following Business Day), the reserve amount for such week shall be presumed to be $30 million or, during the month of December, $50 million. In addition, Blackhawk may increase the cash reserve amount described in (v) to up to $50 million on the last day of each fiscal quarter; except that during the fourth fiscal quarter (i.e., year-end) of each year, Blackhawk may increase such cash reserve amount to $100 million; provided that the foregoing amounts may be adjusted by mutual agreement of the Parties. Determination of Excess Cash for BHN CDN will be performed in a similar manner with the cash reserve amount set at no more than CAN$5 million.

3. Short-term Loans to Blackhawk. Safeway will, on Business Days when public debt markets are open for business, make loans to BHN AZ under the terms of the Unsecured Demand Promissory Note attached hereto as Exhibit D in the aggregate principal amount of up to $50 million. Safeway CND will, on Business Days when public debt markets are open for business, make loans to BHN CND under the terms of the Unsecured Demand Promissory Note attached hereto as Exhibit E in the aggregate principal amount of up to CAD$ 10 million. The foregoing loan commitments shall apply only when, and to the extent that, Blackhawk’s collected funds in its bank accounts described in Section 2.3 above are less than Blackhawk’s cash requirements, as described in Section 2.3(i) through (iv). Such loans will be repaid immediately when cash balances are available.

4. Netting. On each Business Day hereunder, and so long as neither party is in default, cash transfers arising hereunder from either Party (“Party A”) to the other Party (“Party B”) may be netted against cash transfers arising hereunder from Party B to Party A, such that only the net amount of such cash will be transferred (as a loan or repayment of a loan) from one party to the other pursuant to the term hereof.

5. Cash Forecasts. Blackhawk will provide Safeway and Safeway CDN with regular cash flow forecasts in order to assist Safeway in optimizing the use of Excess Cash or in providing short-term loans to meet Blackhawk’s cash requirements.

6. Guarantees of Bank, Settlement and Trade Liabilities. Safeway currently provides to Blackhawk parent-company guarantees for certain liabilities related to Blackhawk’s operating activities. Blackhawk hereby represents and warrants that these guarantees are provided in accordance with agreements between Blackhawk’s operating subsidiaries and their content providers, as well as, for purposes of providing security for ACH overdraft protection, a deposit agreement with Blackhawk’s operating bank (the “Operating Bank”). The terms of such agreements provide for elimination of such guarantees or for a transition to alternative commercial credit arrangements in the event that Blackhawk consummates an IPO (subject to certain qualifications) or Safeway’s ownership in Blackhawk falls below a certain level. Following an IPO, the Parties agree that, so long as Safeway owns fifty percent (50%) or

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more of the outstanding common stock of Blackhawk, Safeway will continue to provide the existing parent guarantees until such time as alternative arrangements can be made by Blackhawk; notwithstanding the foregoing, however, the Parties agree to use reasonable efforts, in collaboration with the Operating Bank and the affected content providers, to eliminate the parent company guarantees provided by Safeway including (but not limited to) negotiating with such content providers to reduce or eliminate guarantee requirements and/or obtaining, in the event that such content providers are unwilling to eliminate security requirements, alternative security for Blackhawk obligations. The parties agree that, within six months after the date on which Safeway’s ownership of the outstanding common stock of Blackhawk falls below 50.1%, such guarantees as shall have been provided by Safeway shall be terminated, provided that if control of Blackhawk is acquired by a third party or parties, such guarantees shall be terminated immediately. For purposes hereof, “control” shall arise when, individually or as a group, the control person or group (1) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (A) the total combined voting power of all classes of voting securities of such entity, or (B) the total combined equity interests; or (2) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors.

7. Limitation of Liability; Indemnification; Default.

7.1 Safeway shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or non-performance of its duties hereunder in the absence of gross negligence, recklessness or willful misconduct on its part (or on the part of its agent) after such is finally adjudicated in court and the time for appeal has expired, or for loss or injury incurred by Blackhawk from any investment placed by Safeway on behalf of Blackhawk in accordance with the terms of this Agreement. In no event shall Safeway be liable (i) for acting in accordance with or relying upon instructions from Blackhawk (except to the extent Safeway’s conduct in complying with such instructions constitutes gross negligence, recklessness or willful misconduct after such is finally adjudicated in court and the time for appeal has expired), (ii) for investment decisions made by Blackhawk (iii) for special, consequential or punitive damages, (iv) for making investments in any particular country, (v) for any loss or injury resulting from nationalization, government restrictions, exchange, regulatory or market rulings, suspension of trading, expropriation or other governmental actions, regulation of the banking or securities industry, currency controls or restrictions, suspension of redemptions, market rulings, devaluations or fluctuations, or market conditions which prevent the orderly execution of securities transactions or affect the value of Property, including without limitation extreme market volatility or trading volume; (vi) for any loss or injury due to forces beyond the control of Safeway, including without limitation strikes, failure of transmission or communication facilities work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, military actions, strikes, interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, and the insolvency of any issuer, or (vii) any action taken by Safeway, or any other third party, to comply with applicable laws. In no event shall Blackhawk be liable to Safeway for special, consequential or punitive damages.

7.2 In the event of the receipt of any notice regarding Blackhawk pertaining to Blackhawk’s bankruptcy, insolvency, or reorganization law, or if Safeway, in its sole discretion, considers it necessary for its protection for any other reason, Safeway and any of its affiliates shall have the right (but not the obligation) to cancel any unexecuted orders (or unexecuted portions thereof), liquidate any outstanding positions, offset any amounts in Blackhawk’s account, or take such other or further action as Safeway and its affiliates deem necessary or appropriate for its protection. Any such actions may be made under such circumstances in the sole discretion of Safeway and its affiliates, without notice to or demand of the Blackhawk, and at such times and places as Safeway may determine.

7.3 Blackhawk shall reimburse, compensate, indemnify and hold harmless Safeway and its affiliates from and against any and all losses, liabilities, penalties, taxes, judgments, fines, fees, costs, proceedings, claims, actions, investigations, damages, taxes, (including without limitation fees and costs of counsel whether the dispute or proceeding involve Safeway or not) (collectively, “Losses”) as incurred, arising out of or relating to, directly or indirectly (i) bankruptcy, insolvency, or reorganization, (ii) Blackhawk’s acts or omissions, (iii) any Blackhawk material breach of its obligations hereunder, (iv) the exercise or pursuit by Safeway and its affiliates of its rights or remedies hereunder, or (v) the performance by Safeway of its duties hereunder; provided, however, that nothing contained herein shall require that Safeway be indemnified for its (or its agent’s) gross negligence, recklessness or willful misconduct or arising from Safeway’s obligations with respect to the Account under this Agreement after

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such is finally adjudicated in court and the time for appeal has expired. The rights of Safeway and its affiliates provided above shall be in addition to any other right or remedy available to Safeway and its affiliates at law, by statute or in equity or under any Applicable Laws, including without limitation the right of set off.

7.4 Blackhawk hereby irrevocably agrees that to the extent that Blackhawk or any of its assets has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether inside outside the U.S., to enforce or collect upon any liability or obligation of Blackhawk related to or arising from the transactions contemplated by the Agreement, including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, Blackhawk hereby expressly and irrevocably waives any such immunity and agrees not to assert any such right or claim in any such proceeding, whether in the U.S. or outside the U.S.

7.5 Safeway’s duties and responsibilities are solely those set forth herein and Safeway shall not be obligated to perform any services or take any action not provided for herein unless specifically agreed to by it in writing. Nothing contained in this Agreement shall cause Safeway to be deemed a trustee or fiduciary for or on behalf of Blackhawk.

8. Dispute Resolution.

8.1 Any dispute, controversy or claim arising out of or relating to this Agreement (“Dispute”) shall first be negotiated between appropriate senior executives of each Party who shall have the authority to resolve the matter. Prior to pursuing other remedies, such executives shall meet to attempt in good faith to negotiate a resolution of the Dispute within ten (10) days of receipt by a Party of notice of a Dispute, which date of receipt shall be referred to as the “Dispute Resolution Commencement Date.” Discussions and correspondence relating to the Parties’ efforts to resolve such Dispute shall be treated as confidential developed for the purpose of settlement, and shall be exempt from discovery or production and shall not be admissible in any subsequent proceeding between the Parties.

8.2 If the senior executives are unable to resolve the Dispute within twenty (20) days from the Dispute Resolution Commencement Date, then on the request of either Party, the Dispute will be mediated by a mediator appointed pursuant to the mediation rules of the American Arbitration Association. Both Parties will share equally the administrative costs of the mediation and the mediator’s fees and expenses, and otherwise each Party shall bear all of its own costs and expenses related to the mediation, including but not limited to attorney’s fees, witness fees and travel expenses. The mediation shall take place in Pleasanton, California or such other place as the Parties may agree.

8.3 If the Parties cannot resolve the Dispute through mediation within forty-five (45) days of the appointment of the mediator (or the earlier withdrawal of the Dispute from mediation), then each Party shall be entitled to seek relief in a court of competent jurisdiction.

8.4 Unless otherwise agreed in writing, during the course of dispute resolution hereunder, the Parties will continue to provide their respective services and honor their respective commitments under this Agreement with respect to all matters that are not subject to the Dispute.

9. Governmental Approvals. To the extent that any of the transactions contemplated by this Agreement requires any Governmental Approvals, the Parties, at Blackhawk expense, will use their reasonable efforts to obtain any such Governmental Approvals.

10. Term and Termination.

10.1 The term of this Agreement will be three (3) years from the Effective Date; provided that either Party may terminate this Agreement upon thirty (30) days prior written notice to the other Party if Safeway’s ownership of the outstanding common stock of Blackhawk (for clarity, this metric is not determined based on

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Safeway’s voting power) shall have fallen below 50.1% and either Party may terminate this Agreement upon three (3) days prior written notice to the other Party in the event the other Party’s unsecured credit rating shall have fallen below Investment Grade or such party has entered into bankruptcy or other insolvency proceedings. Upon expiration or termination of this Agreement, (x) all then-existing obligations of the Parties hereunder related to funds due to or from one Party to or from the other hereunder, and all then-existing obligations of the Parties under the various intercompany promissory notes referred to in this Agreement, shall remain valid and enforceable obligations and be due and payable immediately as of the termination date, and (y) Safeway will cooperate in Blackhawk’s efforts to replace parent company guarantees (or portions thereof) with alternative third-party commercial credit support arrangements or facilities.

10.2 The following sections shall survive expiration or termination of the Agreement: Sections 1, 4, 6, 7, 8, 10 and 11.

11. Notices. All notices hereunder shall be in writing, and shall be given personally, by facsimile, certified mail or by overnight courier to the address set forth below and shall be effective upon actual receipt by the addressee. Any Party may from time to time change its address for receiving notices or other communications by providing notice to the other in the manner provided in this Section 9.

If to Safeway to: Safeway Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588 Fax: 925-467-3270 Attn: Treasurer	If to Blackhawk to: Blackhawk Network Holdings, Inc. 6220 Stoneridge Mall Road Pleasanton, CA 94588 Fax: 925-226-9083 Attn: Chief Financial Officer

With a copy to: Safeway Inc. – Legal 5918 Stoneridge Mall Road Pleasanton, CA 94588 Fax: 925-467-3214 Attn: General Counsel	With a copy to: Blackhawk Network Holdings, Inc. Legal Department 6220 Stoneridge Mall Road Pleasanton, CA 94588 Fax: 925-226-9743 Attn: General Counsel

12. Miscellaneous. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersedes all prior discussions, agreements and understandings of any kind, and every nature between them. This Agreement shall not be changed, modified or amended except in writing and signed by both Parties. No waiver of any right accruing under this Agreement shall be effective unless set forth in a writing signed by an authorized representative of the Party bound thereby. The Parties acknowledge and agree that there are no third party beneficiaries to this Agreement. To the extent that any provision of this Agreement conflicts with any provision of that certain Amended and Restated Tax Sharing Agreement, dated December 30, 2012, by and among Safeway Inc. and its Affiliates and Blackhawk Network Holdings and its Affiliates (the “TSA”), the TSA shall control.

12. Headings. The headings of this Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation or construction of this Agreement.

13. Counterparts. This Agreement may be executed in counterparts (including by facsimile), each of which shall be an original, but all of which shall constitute one and the same document.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ Jerry N. Ulrich
Title:	CFO & CAO
Fax:	925-226-9083

SAFEWAY INC.

By:	/s/ Melissa C. Plaisance
Title:	Senior Vice President – Finance & Investor Relations
Fax:	925-467-3270

[SIGNATURE PAGE TO CASH MANAGEMENT AND TREASURY SERVICES AGREEMENT]

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Exhibit A

(Section 2.1)

Unsecured Demand Promissory Note

(the Safeway Cash Advance Note)

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SECOND AMENDED AND RESTATED

UNSECURED DEMAND PROMISSORY NOTE

Original Note Dated as of January 1, 2007

Amended and Restated as of February 24, 2011 and January 31, 2013

FOR VALUE RECEIVED, the undersigned, SAFEWAY INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY ON DEMAND to the order of BLACKHAWK NETWORK, INC., an Arizona corporation (together with its successors and assigns, “Holder”), the principal sum equal to the aggregate principal amount of the advances made under this Second Amended and Restated Unsecured Demand Promissory Note (this “Note”) by Holder to Borrower, or, if less, the aggregate principal amount of all advances evidenced hereby or made hereunder by Holder to Borrower outstanding at the time of such demand. In addition, Borrower promises to pay interest on any and all such principal amount from time to time outstanding from the date hereof until such principal amount is paid in full, at a rate of interest equal to the higher of (i) the midpoint between Borrower’s lowest net cost for the issuance of overnight commercial paper and the highest rate available to Holder for overnight investment in high grade commercial paper (A2/P2/F2 or better), and (ii) the lowest rate of interest that complies with both Section 7872(f)(2)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Sections 1.482-2(a)(2)(iii)(B) and (C) (or the successor(s) to such Sections of the Code and the Treasury Regulations); provided, however, that in no event shall such rate of interest exceed the maximum rate of interest permitted to be charged under applicable law. The interest rate described above shall be calculated on the day of each borrowing and will be updated at the end of each six month period after the borrowing if such borrowing (or any portion thereof) remains outstanding. Such interest shall be computed on the basis of a year equal to the number of days in Holder’s fiscal year and the actual number of days occurring in the period for which such interest is payable. Borrower and Holder agree that for all purposes under this Note, the principal amount outstanding shall be the amount determined on a daily basis.

The date, amount of advance and running unpaid principal balance shall be recorded and endorsed by Holder with respect to each advance made by Holder to Borrower hereunder on or after the date hereof; provided, however, that any failure to make such recordation or endorsement shall not limit or otherwise affect the obligations of Borrower hereunder. The date, amount of principal paid or prepaid and running unpaid principal balance shall be recorded and endorsed by Holder with respect to each such payment or repayment of principal.

Interest shall accrue annually under the Note and shall be payable on the last day of Holder’s fiscal year. If interest is not paid within thirty (30) days following the close of Holder’s fiscal year, this Note shall be delinquent. Interest not paid prior to delinquency shall be added to principal outstanding under the Note. All payments under this Note shall be made without set off or counterclaim in lawful money of the United States of America in immediately available funds to Holder at such place or to such account as Holder may designate in writing from time to time.

Notwithstanding any other provision of this Note, if demand for repayment has not theretofore been made, all payments of principal and interest shall be due on February 24, 2016.

Borrower hereby waives diligence, presentment, demand, protest, notice of dishonor, and notices of any kind in the enforcement of this Note. The non-exercise by Holder hereof of any of its rights under this Note in any particular instance shall not constitute a waiver thereof in that or any

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subsequent instance. Borrower hereby waives, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder or to any action to enforce this Note.

On the date hereof and on the date of each making of an advance hereunder, Borrower represents and warrants to Holder as follows:

(a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its property and assets and to carry on its business as now being conducted.

(b) The execution, delivery and performance by Borrower of this Note are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action of Borrower, and do not contravene Borrower’s Certificate of Incorporation or Bylaws, in each case as may be amended from time to time, or any law or material contractual restriction binding on or affecting Borrower.

(c) This Note is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

(d) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the execution, delivery or performance of this Note by Borrower.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by Holder in connection with enforcement of this Note and any other documents associated therewith.

Nothing contained herein shall require the payment of any interest when the same would be unlawful under any applicable law. If Holder shall collect monies constituting interest that would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of California, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Borrower.

Notwithstanding anything herein to the contrary, any payment under this Note shall be applied to principal and/or to interest in the sole discretion of Holder. Borrower hereby irrevocably consents to the exercise of such discretion and irrevocably waives any right to compel application of any payment under this Note to either principal or interest.

In the event any one or more provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note amends and restates in its entirety that certain Amended and Restated Unsecured Demand Promissory Note dated February 24, 2011 (the “Prior Note”) made by Borrower in favor of Holder, and shall be effective and enforceable against Borrower in accordance with its terms upon the delivery to Borrower by Holder of the Prior Note for cancellation.

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This Note shall be governed by and construed in accordance with the laws of the State of California.

SAFEWAY INC.

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Vice President

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Exhibit B

(Section 2.1)

Unsecured Demand Promissory Note

(the Safeway CDN Cash Advance Note)

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SECOND AMENDED AND RESTATED UNSECURED DEMAND PROMISSORY NOTE

Original Note Dated as of December 22, 2011

Amended and Restated as of March 22, 2012 and January 31, 2013

FOR VALUE RECEIVED, the undersigned, CANADA SAFEWAY LIMITED, a corporation incorporated under the laws of the Province of Alberta (“Borrower”), HEREBY PROMISES TO PAY ON DEMAND to the order of BLACKHAWK NETWORK (CANADA) LTD., a corporation incorporated under the laws of the Province of Alberta (together with its successors and assigns, “Holder”), the principal sum equal to the aggregate principal amount of the advances made under this Second Amended and Restated Unsecured Demand Promissory Note (this “Note”) by Holder to Borrower, or, if less, the aggregate principal amount of all advances evidenced hereby or made hereunder by Holder to Borrower outstanding at the time of such demand. In addition, Borrower promises to pay interest on any and all such principal amount from time to time outstanding from the date hereof until such principal amount is paid in full, at a rate of interest equal to the higher of (i) the two-week Canadian Bankers Acceptance interest rate under the Borrower’s bank credit facility dated June 1, 2011, (ii) the highest overnight term deposit rate at either Bank of Montreal or Canadian Imperial Bank of Commerce for Holder’s borrowing rate, and (iii) the rate of interest that complies with Income Tax Regulation 4301(c); provided, however, that in no event shall such rate of interest exceed the maximum rate of interest permitted to be charged under applicable law. The interest rate described above shall be calculated on the day of each borrowing and will be updated at the end of each six month period after the borrowing if such borrowing (or any portion thereof) remains outstanding. Such interest shall be computed on the basis of a year equal to the number of days in Holder’s fiscal year and the actual number of days occurring in the period for which such interest is payable. Borrower and Holder agree that for all purposes under this Note, the principal amount outstanding shall be the amount determined on a daily basis.

The date, amount of advance and running unpaid principal balance shall be recorded and endorsed by Holder with respect to each advance made by Holder to Borrower hereunder on or after the date hereof; provided, however, that any failure to make such recordation or endorsement shall not limit or otherwise affect the obligations of Borrower hereunder. The date, amount of principal paid or prepaid and running unpaid principal balance shall be recorded and endorsed by Holder with respect to each such payment or prepayment of principal.

Interest shall accrue annually under the Note and shall be payable on the last day of Holder’s fiscal year. If interest is not paid within thirty (30) days following the close of Holder’s fiscal year, this Note shall be delinquent. Interest not paid prior to delinquency shall be added to principal outstanding under the Note. All payments under this Note shall be made without set off or counterclaim in lawful money of Canada in immediately available funds to Holder at such place or to such account as Holder may designate in writing from time to time.

Notwithstanding any other provision of this Note, if demand for repayment has not theretofore been made, all payments of principal shall be due on February 24, 2016. All payments of interest shall be due not later than thirty days following each of Holders thirteen fiscal periods.

Borrower hereby waives diligence, presentment, demand, protest, notice of dishonor, and notices of any kind in the enforcement of this Note. The non-exercise by Holder hereof of any of its rights under this Note in any particular instance shall not constitute a waiver thereof in that or any

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subsequent instance. Borrower hereby waives, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder or to any action to enforce this Note.

On the date hereof and on the date of each making of an advance hereunder, Borrower represents and warrants to Holder as follows:

(a) Borrower is duly constituted and validly subsisting under the laws of the Province of Alberta, is in good standing and has all necessary corporate power and capacity to own its property and assets and carry on its business as now being conducted.

(b) The execution, delivery and performance by Borrower of this Note are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action of Borrower, and do not contravene Borrower’s Articles of Incorporation or Bylaws, in each case as may be amended from time to time, or any law or material contractual restriction binding on or affecting Borrower.

(c) This Note is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

(d) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the execution, delivery or performance of this Note by Borrower.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by Holder in connection with enforcement of this Note and any other documents associated therewith.

Nothing contained herein shall require the payment of any interest when the same would be unlawful under any applicable law. If Holder shall collect monies constituting interest that would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the Province of Alberta, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Borrower.

Notwithstanding anything herein to the contrary, any payment under this Note shall be applied to principal and/or to interest in the sole discretion of Holder. Borrower hereby irrevocably consents to the exercise of such discretion and irrevocably waives any right to compel application of any payment under this Note to either principal or interest.

In the event any one or more provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note amends and restates in its entirety that certain Amended and Restated Unsecured Demand Promissory Note dated March 22, 2012 (the “Prior Note”) made by Borrower in favor of Holder, and shall be effective and enforceable against Borrower in accordance with its terms upon the delivery to Borrower by Holder of the Prior Note for cancellation.

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This Note shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

CANADA SAFEWAY LIMITED

By:	/s/ Bradley S. Fox
Name:	Bradley S. Fox
Title:	Assistant Treasurer and Assistant Secretary

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Exhibit C

(Section 2.2)

Blackhawk’s Investment Policy

as of the Effective Date

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Blackhawk Network Holdings, Inc.

Investment Policy Statement

I.	Objective: The objective of the Investment Policy Statement is to establish clear procedures for the investment of excess cash of Blackhawk Network Holdings, Inc. and its subsidiaries (collectively referred to as “Blackhawk”). Excess cash is defined as corporate cash balances not immediately needed in the day to day funding activities of the business. The stated goal is to maximize available return on cash balances, while adhering to guidelines for asset allocation, diversification and duration to minimize risk of principal loss. This document also outlines the process for administration, monitoring and reporting of the cash investment portfolio.

II.	Asset Allocation: Investments are to be made in liquid instruments of highly rated issuers as provided below. Acceptable issuers and asset classes are as follows:

Issuers

•

Financial Institutions: Commercial Banks—limited to domestic and foreign commercial banks with deposits of $10 Billion (or equivalent) and capital and surplus of not less than $1 Billion (or equivalent). Investment Banks / Broker Dealers – limited to foreign and domestic investment banks / broker dealers having combined capital and surplus of not less than $1 Billion (or equivalent). All financial institutions shall have a minimum of two long term ratings of single “A” or better, and two short term ratings of A-1/P-1/F-1 or better.

•	Governments: Limited to U.S. and Canadian government securities as described below. Additional sovereign issuers will be evaluated and qualified for acceptable risk parameters as needed.

•

Corporations: Limited to U.S. and Canadian corporations with investment grade ratings (BBB / Baa2 or better) from at least two recognized rating agencies, and a minimum of two short term ratings of A-2/P-2/F-2 or better (U.S.) and C-1(mid)/R-1(mid) or better (Canada).

Asset Classes

•

Bank / Broker Dealer Products: U.S. Dollar, Canadian Dollar and Euro-Dollar Certificates of Deposit, Time Deposits and Bankers Acceptances; Repurchase Agreements (Repos) backed by U.S. Treasury and Agency Obligations; Commercial Paper; Money Market Mutual Funds.

•	Government Securities: U.S. Treasury and Agency Obligations; Canadian Government Obligations; Other qualifying sovereign Obligations.

•	Corporate Notes: Commercial Paper.

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III.	Diversification: In order to further minimize Issuer risk, investments should be placed in as small amounts and with as many Issuers as possible (and efficient). The following diversification guidelines apply to eligible Asset Classes and respective portfolios:

•	Bank / Broker Dealer Products: Limited to a maximum of $100 Million invested in any one financial institution. This limit is raised to $250 Million for investments maturing overnight.

•	Government Securities: No limit.

•

Corporate Notes (Commercial Paper): Limits for Individual Corporate Entities: A-1/P-1/F-1 Issuers, $100 Million; A-2/P-2/F-2 and split rated (e.g. A-1/P-2) Issuers, $50 Million; C-1(mid)/R-1(mid) Issuers, C$50 Million.

•

Portfolio: Limit on Commercial Paper (including Bank and Corporate – issued): a maximum of 50% of each respective portfolio (U.S., Canada, Other) unless excess is invested overnight. Limit on Euro-Dollar and other offshore investments: a maximum of 50% of each respective portfolio.

IV.	Duration: The investment portfolio is to be managed with an emphasis on liquidity, so that sufficient cash is available to meet forecasted business requirements and minimize short term borrowing. The maximum maturity for all investments is 180 days with the following further limits on rated Commercial Paper: A-1/P-1/F-1 or better, 90 days; C-1(mid)/R-1(mid) or better, 90 days; A-2/P-2/F-2 or split rated, 30 days.

V.	Regulatory Restrictions: The above investment guidelines will be modified as necessary to comply with more restrictive requirements of state, federal or foreign government or agency regulations applicable to investments of monies related to specific prepaid card or other programs.

VI.	Administration: The Chief Financial Officer of Blackhawk is responsible for the overall development, implementation and control of the investment policy, subject to approval of the Blackhawk board of directors. The VP Corporate Controller of Blackhawk is responsible for day to day investing activities and is authorized to make direct investments in accordance with the approved investment policy.

VII.	Monitoring: The VP Corporate Controller will meet with the Chief Financial Officer on a monthly or more frequent basis to discuss the investment strategy, risk profile and performance of the portfolio.

VIII.	Reporting: A summary of daily activity of the investment portfolio (amounts, rates of return, maturities) is to be included in the weekly borrowing and investing report prepared for senior management. A more detailed report including asset allocation will be prepared on a quarterly basis and distributed to the Chief Financial Officer.

IX.

Delegation of Authority: At any time, Blackhawk may delegate to its parent, Safeway Inc., all activities associated with the administration, monitoring and reporting of Blackhawk’s cash investment portfolio. However, the Chief Financial Officer of

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Blackhawk remains responsible for the overall development, implementation and control of the investment policy, subject to approval of the Blackhawk board of directors.

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Exhibit D

(Section 3)

Unsecured Demand Promissory Note

(the BHN AZ Working Line Note)

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THIRD AMENDED AND RESTATED

UNSECURED DEMAND PROMISSORY NOTE

Up to $ 50,000,000 Line of Credit

Original Note Dated as of February 24, 2006

Amended and Restated as of February 24, 2011, January 31, 2013 and April 1, 2013

FOR VALUE RECEIVED, the undersigned, BLACKHAWK NETWORK, INC. (fka Blackhawk Marketing Services, Inc.), an Arizona corporation (“Borrower”), HEREBY PROMISES TO PAY ON DEMAND to the order of SAFEWAY INC., a Delaware corporation (together with its successors and assigns, “Holder”), the principal sum equal to the aggregate principal amount of the advances made under this Third Amended and Restated Unsecured Demand Promissory Note (this “Note”) by Holder to Borrower, or, if less, the aggregate principal amount of all advances evidenced hereby or made hereunder by Holder to Borrower outstanding at the time of such demand. In addition, Borrower promises to pay interest on any and all such principal amount from time to time outstanding from the date hereof until such principal amount is paid in full, at a rate of interest, compounded semiannually, equal at all times to the lowest rate of interest that complies with both Section 7872(f)(2)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Sections 1.482-2(a)(2)(iii)(B) and (C) (or the successor(s) to such Sections of the Code and the Treasury Regulations); provided, however, that in no event shall such rate of interest exceed the maximum rate of interest permitted to be charged under applicable law. Such interest shall be computed on the basis of a year equal to the number of days in Holder’s fiscal year and the actual number of days occurring in the period for which such interest is payable. Borrower and Holder agree that for all purposes under this Note, the principal amount outstanding shall be the amount determined on a daily basis.

The date, amount of advance and running unpaid principal balance (which shall not exceed U.S. $50,000,000) shall be recorded and endorsed by Holder with respect to each advance made by Holder to Borrower hereunder on or after the date hereof; provided, however, that any failure to make such recordation or endorsement shall not limit or otherwise affect the obligations of Borrower hereunder. The date, amount of principal paid or prepaid and running unpaid principal balance shall be recorded and endorsed by Holder with respect to each such payment or repayment of principal.

Interest shall accrue annually under the Note and shall be payable on the last day of Holder’s fiscal year. If interest is not paid within thirty (30) days following the close of Holder’s fiscal year, this Note shall be delinquent. Interest not paid prior to delinquency shall be added to principal outstanding under the Note. All payments under this Note shall be made without set off or counterclaim in lawful money of the United States of America in immediately available funds to Holder at such place or to such account as Holder may designate in writing from time to time.

Notwithstanding any other provision of this Note, if demand for repayment has not theretofore been made, all payments of principal and interest shall be due on February 24, 2016.

Borrower hereby waives diligence, presentment, demand, protest, notice of dishonor, and notices of any kind in the enforcement of this Note. The non-exercise by Holder hereof of any of its rights under this Note in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. Borrower hereby waives, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder or to any action to enforce this Note.

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On the date hereof and on the date of each making of an advance hereunder, Borrower represents and warrants to Holder as follows;

(a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona with full power and authority to own its property and assets and to carry on its business as now being conducted.

(b) The execution, delivery and performance by Borrower of this Note are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action of Borrower, and do not contravene Borrower’s Articles of Incorporation or Bylaws, in each case as may be amended from time to time, or any law or material contractual restriction binding on or affecting Borrower.

(c) This Note is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

(d) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the execution, delivery or performance of this Note by Borrower.

Borrower covenants and agrees that, until this Note is paid in full, Borrower will not, and will not permit any subsidiary to, create, incur, or permit to exist, any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) (each, a “Lien”) on any of its properties or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, without Holder’s consent, except for (i) Liens in existence on the date of this Note and (ii) Liens granted in connection with lease financing and other purchase money security interests in an amount not to exceed, in the aggregate, U.S. $10,000,000.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by Holder in connection with enforcement of this Note and any other documents associated therewith.

Nothing contained herein shall require the payment of any interest when the same would be unlawful under any applicable law. If Holder shall collect monies constituting interest that would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of California, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Borrower.

Notwithstanding anything herein to the contrary, any payment under this Note shall be applied to principal and/or to interest in the sole discretion of Holder. Borrower hereby irrevocably consents to the exercise of such discretion and irrevocably waives any right to compel application of any payment under this Note to either principal or interest.

In the event any one or more provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

This Note amends and restates in its entirety that certain Amended and Restated Unsecured Demand Promissory Note dated January 31, 2013 (the “Prior Note”) made by Borrower in

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favor of Holder, and shall be effective and enforceable against Borrower in accordance with its terms upon the delivery to Borrower by Holder of the Prior Note for cancellation.

This Note shall be governed by and construed in accordance with the laws of the State of California.

BLACKHAWK NETWORK, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	CFO & CAO

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Exhibit E

(Section 3)

Unsecured Demand Promissory Note

(the BHN CDN Working Line Note)

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UNSECURED DEMAND PROMISSORY NOTE

Up to CAD$ 10,000,000 Line of Credit

Dated as of April 1, 2013

FOR VALUE RECEIVED, the undersigned, BLACKHAWK NETWORK (CANADA) LTD. , a corporation incorporated under the laws of the Province of Alberta (“Borrower”), HEREBY PROMISES TO PAY ON DEMAND to the order of CANADA SAFEWAY LIMITED, a corporation incorporated under the laws of the Province of Alberta (together with its successors and assigns, “Holder”), the principal sum equal to the aggregate principal amount of the advances made under this Unsecured Demand Promissory Note (this “Note”) by Holder to Borrower, or, if less, the aggregate principal amount of all advances evidenced hereby or made hereunder by Holder to Borrower outstanding at the time of such demand. In addition, Borrower promises to pay interest on any and all such principal amount from time to time outstanding from the date hereof until such principal amount is paid in full, at a rate of interest equal to the higher of (i) the two-week Canadian Bankers Acceptance interest rate under the Borrower’s bank credit facility dated June 1, 2011, as it may be amended from time to time, (ii) the highest overnight term deposit rate at either Bank of Montreal or Canadian Imperial Bank of Commerce for Holder’s borrowing rate, and (iii) the rate of interest that complies with Income Tax Regulation 4301(c); provided, however, that in no event shall such rate of interest exceed the maximum rate of interest permitted to be charged under applicable law. Such interest shall be computed on the basis of a year equal to the number of days in Holder’s fiscal year and the actual number of days occurring in the period for which such interest is payable. Borrower and Holder agree that for all purposes under this Note, the principal amount outstanding shall be the amount determined on a daily basis.

The date, amount of advance and running unpaid principal balance shall be recorded and endorsed by Holder with respect to each advance made by Holder to Borrower hereunder on or after the date hereof; provided, however, that any failure to make such recordation or endorsement shall not limit or otherwise affect the obligations of Borrower hereunder. The date, amount of principal paid or prepaid and running unpaid principal balance shall be recorded and endorsed by Holder with respect to each such payment or repayment of principal.

Interest shall accrue annually under the Note and shall be payable on the last day of Holder’s fiscal year. If interest is not paid within thirty (30) days following the close of Holder’s fiscal year, this Note shall be delinquent. Interest not paid prior to delinquency shall be added to principal outstanding under the Note. All payments under this Note shall be made without set off or counterclaim in lawful money of Canada in immediately available funds to Holder at such place or to such account as Holder may designate in writing from time to time.

Notwithstanding any other provision of this Note, if demand for repayment has not theretofore been made, all payments of principal and interest shall be due on February 24, 2016. All payments of interest shall be due not later than thirty days following each of Holders thirteen fiscal periods.

Borrower hereby waives diligence, presentment, demand, protest, notice of dishonor, and notices of any kind in the enforcement of this Note. The non-exercise by Holder hereof of any of its rights under this Note in any particular instance shall not constitute a waiver thereof in that or any

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subsequent instance. Borrower hereby waives, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder or to any action to enforce this Note.

On the date hereof and on the date of each making of an advance hereunder, Borrower represents and warrants to Holder as follows;

(a) Borrower is duly constituted and validly subsisting under the laws of the Province of Alberta, is in good standing and has all necessary corporate power and capacity to own its property and assets and to carry on its business as now being conducted.

(b) The execution, delivery and performance by Borrower of this Note are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action of Borrower, and do not contravene Borrower’s Certificate of Incorporation or Bylaws, in each case as may be amended from time to time, or any law or material contractual restriction binding on or affecting Borrower.

(c) This Note is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

(d) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the execution, delivery or performance of this Note by Borrower.

Borrower covenants and agrees that, until this Note is paid in full, Borrower will not, and will not permit any subsidiary to, create, incur, or permit to exist, any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) (each, a “Lien”) on any of its properties or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, without Holder’s consent, except for (i) Liens in existence on the date of this Note and (ii) Liens granted in connection with lease financing and other purchase money security interests in an amount not to exceed, in the aggregate, CAD$ 5,000,000.

Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by Holder in connection with enforcement of this Note and any other documents associated therewith.

Nothing contained herein shall require the payment of any interest when the same would be unlawful under any applicable law. If Holder shall collect monies constituting interest that would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the Province of Alberta, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Borrower.

Notwithstanding anything herein to the contrary, any payment under this Note shall be applied to principal and/or to interest in the sole discretion of Holder. Borrower hereby irrevocably consents to the exercise of such discretion and irrevocably waives any right to compel application of any payment under this Note to either principal or interest.

In the event any one or more provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

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This Note shall be effective and enforceable against Borrower in accordance with its terms.

This Note shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

BLACKHAWK NETWORK (CANADA) LTD.

By:	/s/ Jerry N. Ulrich
Name:	Jerry Ulrich
Title:	CFO